EXHIBIT 10.16
                                  -------------

                        WORLDWIDE WIRELESS NETWORKS, INC.

                            SHARE PURCHASE AGREEMENT


THIS SHARE PURCHASE AGREEMENT (the "Agreement"), is entered into as of the 30th day of March 2001, by and between WORLDWIDE WIRELESS NETWORKS, INC., a corporation duly organized and validly existing under the laws of the state of Nevada (the "Company") and UNIVERSAL BUSINESS INSURANCE, a corporation organized and existing under the state of Utah with its principal place of business at 6360 S. 3000 East, Suite 205, Salt Lake City, Utah 84121 (the "Investor" or the "Holder").

     WHEREAS, the Company has authorized fifty million (50,000,000) shares of capital common stock (the "Common Stock") with a par value of One Cent ($.01) per share;

     WHEREAS, subject to the terms and conditions contained herein the Investor desires to purchase, and the Company desires to sell, five hundred fifty-three thousand five hundred eighty two (553,582) shares of Common Stock (the "Shares") of the Company;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   SHARE  PURCHASE  BY  THE INVESTOR.  Upon execution of this Agreement, the
     ---------------------------------
     Investor irrevocably agrees to purchase, and the Company agrees to sell to the Investor, five hundred fifty-three thousand five hundred eighty two (553,582) Shares, subject to and in accordance with this Agreement. Such Shares, once delivered to the Investor against the payment therefor as set forth herein, shall be validly issued, fully paid and non-assessable, and shall be recorded on the books and records of the Company as issued to UNIVERSAL BUSINESS INSURANCE.

2.   CONSIDERATION  FOR  AND  ISSUANCE  OF  THE  SHARES.  In full and complete
     --------------------------------------------------
     consideration for the Shares (the "Purchase Price"), the Investor agrees to fully pay on behalf of the Company any and all costs and expenses associated with obtaining Directors' and Officers' insurance meeting the coverage and other attributes set forth on Schedule A attached hereto,
                                                     ----------
     including, without limitation, payment of all premiums and finance charges incurred, for the coverage period beginning March 13, 2001 and ending March 13, 2002, up to an aggregate amount of Sixty Six Thousand Four Hundred Twenty Nine Dollars and Eighty-Three Cents ($66,429.83). Upon receipt of this executed Share Purchase Agreement, the registration of the Shares pursuant to Section 4 of this Agreement, and evidence satisfactory to the Company that the insurance coverage meeting the minimum specifications set forth on Schedule A has been obtained on behalf of the Company (and
                -----------
     as  to  all  persons named on such Schedule A), the Company shall cause the
                                        ----------
     Investor to be issued a stock certificate in the manner set forth above, evidencing the Investor's ownership of the Shares.

3.   ISSUANCE   OF  ADDITIONAL  SHARES.   As  further   consideration   for  the
     ---------------------------------
     Investor's payment of the Purchase Price, the Company agrees that in the event the highest bid price recorded for the Company's common stock on July 30, 2001 is less than Ten Cents ($0.10), the Company shall issue an additional fifty five thousand three hundred fifty eight (55,358) Shares to the Investor (the "Additional Shares"). If the Company issues Additional Shares pursuant to this Section 3, the terms and conditions of this Agreement shall govern the transaction. In the event that such highest bid price exceeds Ten Cents ($0.10) on July 30, 2001, then the Company shall have no obligation to issue any Additional Shares.

4.   REGISTRATION  RIGHTS.
     --------------------

     (a) The Company shall amend its Form SB-2 (#333-57108), as amended and currently under review by the Securities and Exchange Commission (the "Registration Statement") to effect the registration and sale of the Shares for the account of the Holder.

     (b) The Company shall furnish to the Holder of Shares a copy of the filed Registration Statement and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement(s) (including each preliminary prospectus) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Shares owned by such Holder.

     (c) The Company shall use its best efforts to register or qualify such Shares under such other securities or "Blue Sky Laws" of such jurisdictions as the Holder may reasonably request, and do any and all other acts and things which are customarily taken by registrants in similar situations and which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Shares owned by such seller; provided that
                                                                   --------
          the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), and/or (ii) subject itself to taxation in any such jurisdiction; and provided, further, that the
                                                     --------  -------
          Company shall only be obligated to pay expenses in connection with qualifying such Shares in no more than five (5) jurisdictions but shall undertake to register the Shares in such additional jurisdictions as may be reasonably requested by any Holder, so long as such Holder shall pay for the expenses of registration in such additional jurisdictions, including, without limitation, the fees and expenses of the Company's legal counsel incurred in connection with any such additional registrations.

     (d) the Company shall use its reasonable efforts to cause the Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Shares.

     (e) the Company shall promptly and fully respond to any inquiry by or on behalf of each Holder of Shares at any time when a prospectus relating thereto is required to be delivered under the Act, concerning the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (including a business combination or contemplated business combination as a result of which the information contained in such prospectus is required to be amended), and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (f) The Company may require each Holder of Shares as to which the registration is being effected to furnish to the Company such information regarding such Holder, and/or the proposed method of distribution of such Shares as the Company may from time to time reasonably request in writing.

     (g) The Holders agree to indemnify and hold harmless the Company, and each of its directors and officers who shall sign the Registration Statement, and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission of a material fact from such Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission of a material fact was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter specifically for use in the preparation of the Registration Statement, final prospectus, or amendment or supplement.

     (h) Each Holder of Shares that desires to sell and distribute such Shares over a period of time, or from time to time, at then prevailing market prices, shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with the relevant provisions of the Act including, without limitation, Regulation M promulgated thereunder.

     (i) Each Holder of Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof, such Holder will forthwith discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such

          Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each seller of Shares covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section (4)(f) hereof.

     (j) After all or any portion of the Shares have been registered pursuant to the Registration Statement that is declared effective by the Commission, each selling Holder agrees that it shall effect, or cause to be effected, in respect of all Shares of the Company registered for sale hereunder, and all other shares of the Company owned of record or beneficially by such Holder, sales of the Company's stock in the public market within the following limitations only: (i) no more than 10,000 registered Shares shall be sold during any given trading day; and (ii) no more than 50,000 registered Shares shall be sold during any given trading week.

     (k) Except as otherwise expressly provided herein, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or "Blue Sky Laws" (including reasonable fees and disbursements of counsel in connection with "Blue Sky" qualifications of the Shares), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), to the extent the securities are listed, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. Nothing contained in this Agreement shall be deemed to require the Company to cause the Shares to be rated by any rating agency or listed on any securities exchange.

5.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.  The  Company  hereby
     --------------------------------------------------
     represents and warrants to the Investor, as of the date hereof, the following:

     (a) the Company is a corporation duly organized and validly existing under the laws of the State of Nevada, and has full power and authority to enter into, execute and perform this Agreement, which Agreement, once executed by the Company, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

     (b) the individuals signing this Agreement on behalf of the Company are the duly elected executive officers of the Company so indicated, and have full power and authority to enter into and execute this Agreement for and on behalf of the Company;

     (c) the Company is not bound by or subject to any contract, agreement, court order or judgment, administrative ruling, law, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement in accordance with its terms, or requiring the consent of any third party prior to the entry into or performance of this Agreement in accordance with its terms by such party.

6.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  INVESTOR.  The Investor hereby
     ---------------------------------------------------
     represents and warrants to the Company, as of the date hereof, the following:

     (a) the Investor is a corporation duly organized and validly existing under the laws of the State of Utah, and has full power and authority to enter into, execute and perform this Agreement, which Agreement, once executed by the Investor, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

     (b) the individuals signing this Agreement on behalf of the Investor are the duly elected executive officers of the Investor so indicated, and have full power and authority to enter into and execute this Agreement for and on behalf of the Investor;

     (c) the Investor hereby acknowledges that the Investor has had full access to material concerning the Company's planned business and operations and the Company has given the Investor the opportunity to ask any questions and obtain all additional information desired in order to verify or supplement such material; and

     (d) the Investor is not bound by or subject to any contract, agreement, court order or judgment, administrative ruling, law, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement in accordance with its terms, or requiring the consent of any third party prior to the entry into or performance of this Agreement in accordance with its terms by such party.

7.   MISCELLANEOUS  PROVISIONS.
     -------------------------

     (a)  NOTICES. All notices, requests, demands and other communications to be
          -------
          given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 7(a):

     If  to  the  Company:               Worldwide  Wireless  Networks,  Inc.
                                         770 The City Drive South, Suite 3700
                                         Orange,  California  92868
                                         Attn:   Mr.  Jerry  Callazo
                                                 President

     With  a  copy  (which  shall
     not  constitute  notice)  to:       Feldhake,  August  &  Roquemore  LLP
                                         19900  MacArthur  Blvd.,  Suite  850
                                         Irvine,  California  92626
                                         Attn:   Kenneth S. August, Esq.
                                                 Partner

     If  to  the  Investor:              Universal  Business  Insurance
                                         6360  S.  3000  East,  Suite  305
                                         Salt  Lake  City,  Utah  94121
                                         Attn:   Brett  Mayer


     (b)  BINDING  AGREEMENT;  ASSIGNMENT.  This  Agreement shall constitute the
          -------------------------------
          binding agreement of the parties hereto, enforceable against each of them in accordance with its terms. This Agreement shall inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns; provided, however, that this Agreement may not be assigned (whether by contract or by operation of law) by the Investor without the prior written consent of the Company.

     (c)  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire and final
          -----------------
          agreement and understanding between the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings between the parties, all of which are merged herein and superseded hereby.

     (d)  WAIVER.  No  waiver of any provision of this Agreement shall be deemed
          ------
          to be or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     (e)  HEADINGS.  The  headings  provided herein are for convenience only and
          --------
          shall have no force or effect upon the construction or interpretation of any provision hereof.

     (f)  COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
          ------------
          counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g)  FURTHER  DOCUMENTS  AND  ACTS. Each party agrees to execute such other
          -----------------------------
          and further documents and to perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

     (h)  GOVERNING  LAW.  This  Agreement shall be governed by and construed in
          --------------
          accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

     (h)  SEVERABLE  PROVISIONS. The provisions of this Agreement are severable,
          ---------------------
          and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


THE  COMPANY:

WORLDWIDE  WIRELESS
  NETWORKS,  INC.:                         ATTEST:


By:             /s/                        By:       /s/
    ----------------------------               -----------------------------
    Jerry  Callazo                             Dennis  Shen
    President                                  Secretary


THE  INVESTOR:

UNIVERSAL  BUSINESS
INSURANCE                                  ATTEST:


By:             /s/                        By:       /s/
    ----------------------------               -----------------------------
    Brett Mayer                                Charles D. Miller
    ----------------------------               -----------------------------
    President                                  Secretary

                                   SCHEDULE A


                         DIRECTORS & OFFICERS LIABILITY
                                  RENEWAL QUOTE


Carrier:               National  Union  (Admitted)

Rating:                A++

Quote Valid Until:     3-30-01

Coverage:              $1,000,000  Aggregate
                       $1,000,000  Each  Claim

Retention:             $0          Directors  &  Officers
                       $350,000    Corporate  Securities
                       $175,000    Corporate  EPL
                       $175,000    Corporate  Other

Endorsements:          CA  Amendatory
                       California/Texas
                       Panel  Counsel
                       Outside  Entity
                       Add  Employee to definition of Insured for EPL Included
                       Prior  Acts  at  Date  of  Reverse  Merger Defense Cost
                       Included  in  Policy  Limits

Exclusions:            Nuclear,  captive ins. co, commissions, professional,
                       prior acts (backdated 4/1/99). Specific claim/event-Pacific Industrial etal v WWN case
                       00CC08241, specific Claim/event-notice of possible cross claim against WWN by Mr. John Clayton letter 3/22 by Daniel Jackson.

Subject  to:     AIG  D&O  Gold  Main  form  app
                 Details too Major Shareholders (Lemons & Young) relationships with the company
                 Bio  Of  New  CFO
                 Underwriters review of next 10Q and 10K and copy of current interim financials with a treasurer warranty letter
                 Conformation  the  company does not plan no restating any other
                 SEC  disclosures
                 Written verification that the company is in compliance with Reg
                 FD
                 Written verification the company is on compliance with SAB 101 with no material adverse effects to their financials
                 Ownership Structure - breakdown of major shareholders reflecting changes brought about through financing and confirmation they will board representation
                 Copy  of  companies  insider  trading  policies
                 Written Confirmation that the company is receiving enough financing to sustain operations through the end of 3rd qtr
                 2001.
                 Also provide a breakdown of all current financing options that are available to the corporation

PREMIUM:         $64,000